UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 18, 2009

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12504	95-4448705
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700 Santa Monica, California		90401
(Address of Principal Executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (310) 394-6000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 18, 2009, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement dated August 18, 2009 (the “August Prospectus Supplement”) to its prospectus dated November 26, 2008, which was included in its automatic shelf registration statement on Form S-3 (No. 333-155742) (the “Registration Statement”). The August Prospectus Supplement relates to the 459,019 shares of the Company’s common stock that were or may be issued in connection with a distribution made by The Macerich Partnership, L.P., the Company’s operating partnership, on September 21, 2009.

The Company is filing the opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the August Prospectus Supplement.

Additionally, on September 18, 2009, the Company filed with the SEC a prospectus supplement dated September 18, 2009 (the “September Prospectus Supplement”) to its prospectus dated November 26, 2008, which was included in the Registration Statement.  The September Prospectus Supplement relates to the 50,000 shares of the Company’s common stock that may be issued in connection with adjustments to the conversion ratios of certain outstanding units that may be redeemed for the Company’s common stock.

The Company is filing the opinion of its counsel, Goodwin Procter LLP, as Exhibit 5.2 hereto, regarding the legality of the shares of common stock covered by the September Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibits

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+5.2	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+23.2	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.2 and incorporated herein by reference).

+ Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: THOMAS E. O’HERN

/s/ THOMAS E. O’HERN
Senior Executive Vice President,
Chief Financial Officer and Treasurer

Date: September 21, 2009

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

+5.1	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+5.2	Opinion of Goodwin Procter LLP as to the legality of the securities being registered.

+23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+23.2	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

+ Filed herewith.

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